                  [HOME BUILDING BANCORP, INC. LETTERHEAD]









December 15, 1998


Dear Fellow Shareholder:

On behalf of the Board of Directors and management of Home
Building Bancorp, Inc. (the Corporation), we cordially invite you to attend the Annual Meeting of Shareholders of the Corporation. The meeting will be held at 10:30 a.m. local time, on January 18, 1999 at the main office of the corporation located at 200 East Van Trees Street, Washington, Indiana.
 The annual meeting will include management's report to you on the Corporation's 1998 financial and operating performance.

An important aspect of the annual meeting process is the annual shareholder vote on corporate business items. Whether or not you plan to attend the meeting, please read the enclosed Proxy Statement and then complete, sign and date the enclosed proxy and return it in the accompanying postpaid return envelope provided as promptly as possible. This will save the Corporation additional expense in soliciting proxies and will ensure that your shares are represented at the Meeting.

Your Board of Directors and management are committed to the continued success of Home Building Bancorp, Inc., and the enhancement of your investment. As President and Chief Executive Officer, I want to express my appreciation for your confidence and support.

Very truly yours,



/s/Bruce A. Beesley
BRUCE A. BEESLEY
President and Chief
Executive Officer

                       HOME BUILDING BANCORP, INC.
                        200 East Van Trees Street
                        Washington, Indiana  47501
                            (812) 254-2641


             NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                 To Be Held on January 18, 1999


Notice is hereby given that the Annual Meeting of Shareholders of Home Building Bancorp, Inc. (the Corporation) will be held at the main office of the Corporation located at 200 East Van Trees Street, Washington, Indiana, on January 18, 1999, at 10:30 a.m. local time.

A Proxy Card and a Proxy Statement for the Meeting are enclosed.

The Meeting is for the purpose of considering and voting upon:

1.     The election of two directors of the Corporation;

2. The ratification of the appointment of Kemper CPA Group LLC as independent auditors for the Corporation for the fiscal year ending September 30, 1999; and

such other matters as may properly come before the Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Meeting.

Any action may be taken on the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which the Meeting may be adjourned. Shareholders of record at the close of business on November 25, 1998, are the shareholders entitled to vote at the Meeting, and any adjournments thereof.

You are requested to complete, sign and date the enclosed form of Proxy which is solicited on behalf of the Board of Directors, and to mail it promptly in the enclosed envelope. The Proxy will not be used if you attend and vote at the Meeting in person.

BY ORDER OF THE BOARD
OF DIRECTORS


/s/Bruce A. Beesley
BRUCE A. BEESLEY
President and Chief Executive
Officer

Washington, Indiana
December 15, 1998



IMPORTANT:  THE PROMPT RETURN OF PROXIES WILL SAVE THE
CORPORATION THE EXPENSE OF FURTHER REQUESTS FOR
PROXIES TO ENSURE A QUORUM AT THE MEETING.  A PRE-
ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.
NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED
STATES.

	HOME BUILDING BANCORP, INC.
	200 East Van Trees Street
	Washington, Indiana  47501
	(812) 254-2641
	_____________________

	PROXY STATEMENT
	_____________________

	ANNUAL MEETING OF SHAREHOLDERS
	TO BE HELD JANUARY 18, 1999


This Proxy Statement is furnished in connection with the solicitation on behalf of the Board of Directors of Home Building Bancorp, Inc. (the Corporation) of proxies to be used at the Annual Meeting of Shareholders of the Corporation (the Meeting), to be held at the main office of the Corporation located at 200 East Van Trees Street,
Washington, Indiana, on January 18, 1999, at 10:30 a.m. local time, and all adjournments of the Meeting. The accompanying Notice of Meeting and this Proxy Statement are first being mailed to shareholders on or about December 15, 1998. Certain of the information provided herein relates to Home Building Savings Bank, FSB (the Bank), a wholly-owned subsidiary of the Corporation.

At the Meeting, shareholders of the Corporation are being asked to consider and vote upon the election of two directors of the Corporation and to ratify the appointment of Kemper CPA Group LLC as the Corporation's independent auditors for the fiscal year ending September 30, 1999.

Proxies and Proxy Solicitation

If a shareholder properly executes the enclosed proxy distributed by the Corporation, the proxies named will vote the shares represented by that proxy at the Meeting. Where a shareholder specifies a choice, the proxy will be voted in accordance with the shareholder's instructions. Where no specific direction is given, the proxies will vote the shares FOR the election of management's nominees for directors of the Corporation, and FOR the appointment of Kemper CPA Group LLC as the Corporation's independent auditors for the fiscal year ending September 30, 1999. As to any other matters presented at the Meeting, the shares for which proxies have been received will be voted in accordance with the discretion of the proxies.

Any proxy given pursuant to this solicitation or otherwise may be revoked by the shareholder giving it at any time before it is voted by delivering to the Secretary of the Corporation at the above address, on or before the taking of the vote at the Meeting, a written notice of revocation bearing a later date than the proxy or a later dated proxy relating to the same shares of common stock of the Corporation (the Common Stock), or by attending the Meeting and voting in person. Attendance at the Meeting will not in itself constitute the revocation of a proxy.


The cost of solicitation of proxies will be borne by the Corporation.
 The Corporation will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitation by mail, directors, officers and employees of the Corporation and the Bank may solicit proxies personally or by facsimile, telegraph or telephone, without additional compensation.

Voting Rights; Vote Required

Shareholders of record as of the close of business on November 25, 1998 (the Voting Record Date) will be entitled to one vote on each matter presented for a vote at the Meeting for each share of Common Stock then held. Such vote may be exercised in person or by a properly executed proxy as discussed above. Directors shall be elected by a plurality of the shares present in person or represented by proxy at the Meeting and entitled to vote on the election of directors. Ratification of the appointment of Kemper CPA Group LLC as the Corporation's independent auditors for the fiscal year ending September 30, 1999 requires the affirmative vote of the majority of shares present in person or represented by proxy at the Meeting and entitled to vote on the matter.

With regard to the election of directors, votes may be cast in favor of or withheld from each nominee; votes that are withheld will be excluded entirely from the vote and will have no effect. Abstentions may be specified on all proposals except the election of directors and will be counted as present for purposes of the item on which the abstention is noted. Abstentions on the proposal to ratify Kemper CPA Group LLC as the Corporation's auditors will have the effect of a negative vote since that proposal requires the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote at the Meeting. A broker non-vote (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons as to certain proposals on which such beneficial owners or persons are entitled to vote their shares but with respect to which the brokers or nominees have no discretionary power to vote without such instructions) will have no effect on the outcome of the election of directors or the ratification of auditors. Brokers who do not receive instructions are entitled to vote on the election of directors and the ratification of the Corporation's independent auditors.

Voting Securities and Principal Holders Thereof

As of the Voting Record Date, the Corporation had 311,660 shares of Common Stock issued and outstanding. The following table sets forth, as of the Voting Record Date, information regarding share ownership of:
(i) those persons or entities known by management to beneficially own more than five percent of the Corporation's Common Stock and (ii) all directors and officers as a group. See Proposal I - Election of Directors for information regarding the beneficial ownership of Common Stock by directors of the Corporation.

Beneficial Owners                  Shares Beneficially            Percent of
                                          Owned                      Class

Home Building Bancorp, Inc.(1)            25,760                     8.27%
Employee Stock Ownership Plan
200 East Van Trees Street
Washington, Indiana  47501

Blake Chambers, Esquire(2)                23,965                     7.68%
206 Peoples Bank Building
Washington, Indiana  47501

Amos and Lily Wittmer(3)                  20,967                     6.72%
RR#2 Box 456
Montgomery, Indiana  47558

Bruce A. Beesley                          18,795                     5.97%
200 East Van Trees Street
Washington, Indiana 47501(4)

Directors and executive officers of       67,223                    21.14%
the Corporation and the Bank as a
group (7 persons)(5)
________________________________

(1) The amount reported represents shares of Common Stock held by the Home Building Bancorp, Inc. Employee Stock Ownership Plan (the "ESOP"), 11,768 shares of which have been allocated to accounts of participants.
     First Bankers Trust Company, N.A., Quincy, Illinois, as the trustee of the ESOP, may be deemed to beneficially own the shares held by the ESOP which have not been allocated to the accounts of participants. Pursuant to the terms of the ESOP, participants in the ESOP have the right to direct the voting of shares allocated to participant accounts.

(2) As reported by Blake Chambers, in a statement as of March 25, 1995 on
     Schedule 13D. Mr. Chambers is a director of the Corporation. Mr. Chambers has reported sole voting and dispositive power with respect to all shares reported as beneficially owned by him, except for 289 shares of restricted Common Stock as to which the voting power has been transferred to a third party until such restricted shares are vested and no longer subject to restriction. Included in the shares reported as beneficially owned by Mr. Chambers are options to purchase 482 shares of Common Stock which options are either currently exercisable or exercisable within 60 days of the Voting Record Date.

(3) As reported by Amos and Lily Wittmer, in a statement as of March 8, 1995 on Schedule 13D. Mr. Wittmer was a director of the Corporation until his retirement. Mr. Wittmer has reported sole voting and dispositive power with respect to all shares reported as beneficially owned by him, except for 20,000 shares held individually by his wife as to which he has reported shared voting and dispositive power and 290 shares of restricted Common Stock as to which the voting power has been transferred to a third party until such restricted shares are vested and no longer subject to restriction. Included in the shares reported as beneficially owned by Mr. Wittmer are options to purchase 482 shares of Common Stock which options are either currently exercisable or exercisable within 60 days of the Voting Record Date.


(4) As reported by Bruce A. Beesley, in a statement as of January 30, 1998 on
     Schedule 13D. Mr. Beesley is the President, Chief Executive Officer and a director of the Corporation. Mr. Beesley has (i) sole voting and dispositive power with respect to 1,288 vested shares of Common Stock granted through the RRP; (ii) shared voting and dispositive power with respect to 10,000 shares of Common Stock owned jointly with his spouse;

     (iii) shared voting but no dispositive power with respect to the 1,932 shares of unvested, restricted Common Stock under the RRP; (iv) sole voting and dispositive power with respect to vested options to purchase 3,220 shares of Common Stock granted pursuant to the Stock Option Plan and (v) sole voting and shared dispositive power with the trustees of the ESOP with respect 2,355 shares of Common Stock allocated to Mr. Beesley under the ESOP. Included in the shares reported as beneficially owned by Mr. Beesley are options to purchase 3,220 shares of Common Stock which options are either currently exercisable or exercisable within 60 days of the Voting Record Date.

(5) The amount reported represents shares held directly, as well as shares held jointly with family members, shares held in retirement accounts, held in a fiduciary capacity, held by certain of the group members' families, or held by trusts of which the group member is a trustee or substantial beneficiary, with respect to which shares the group member may be deemed to have sole or shared voting and/or investment powers. This amount also includes options to purchase 6,274 shares of Common Stock which options are either currently exercisable or exercisable within 60 days of the Voting Record Date. Not included in this amount are the 8,565 shares reported as beneficially owned by Director Thomas L. Hagel, who is retiring from the Board of Directors of the Corporation effective as of the date of the Meeting.


	PROPOSAL I -- ELECTION OF DIRECTORS

The Corporation's Board of Directors is currently composed of six members. Generally, one-third of the Directors are elected annually to serve for a three-year term or until their respective successors are elected and qualified.

Effective January 18, 1999, Director Thomas L. Hagel will retire and resign as A director of the Corporation. The Board of Directors has adopted a resolution, effective simultaneously with Director Hagel's retirement, to amend the Corporation's bylaws to decrease the number of directors from seven members to six members. Accordingly, as of the date of the Meeting, there will not be a vacancy on the Board of directors resulting from the resignation of Mr. Hagel.

The following table sets forth certain information regarding the Corporation's Board of Directors, including each director's term of office. The Board of Directors acting as the nominating committee has recommended and approved the nominees identified in the following table. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to a nominee) will be voted at the Meeting For the election of the nominees identified below. If a nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute nominee as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why a nominee might be unable to serve if elected. Except as disclosed herein, there are no arrangements or understandings between any nominee and any other person pursuant to which the nominee was selected.

                                                          Shares of
                                                 Term     Common Stock
                   Position(s) Held    Director   to      Beneficially   Percent
Name       Age(1)  in the Corporation  Since(2)  Expire    Owned(3)     of Class

                                      NOMINEES

Blake L. Chambers   46  Director        1991     2002      23,965        7.68%

Larry G. Wilson     56  Director        1991     2002       1,465          .47%

                             DIRECTORS CONTINUING IN OFFICE

Bruce A. Beesley    44 President and    1988     2001      18,795         5.97%
                       Chief Executive
                       Officer

C. Darrell Deem     40  Director       1991     2001        6,965         2.23%

Gregory L. Haag     46  Director       1991     2000        9,965         3.19%

James E. Scheid     56  Director       1973     2000        2,222           .71%
_________________

(1)  At September 30, 1998.

(2)  Includes service as a director of the Bank.

(3) The nature of beneficial ownership for shares reported in this column is sole voting and investment power, except as otherwise noted in these footnotes. Included in the shares beneficially owned by the named individuals are (i) options to purchase 3,220 shares and 482 shares of Common Stock granted to President Beesley and each non-employee director, respectively, which options are either currently exercisable or exercisable with 60 days of the Voting Record Date and (ii) 1,932 shares and 289 shares of restricted Common Stock granted to President
     Beesley and each non-employee director, respectively, as to which the voting power has been transferred to a third party until such restricted shares are vested and no longer subject to restriction.


The business experience of each director of the Corporation for at least the past five years is set forth below.

Blake L. Chambers. Mr. Chambers is a partner in the law firm of Waller, Leonard, Chambers & Hanson, a general practice firm located in Washington, Indiana. Mr. Chambers has been a member of the firm since 1978.

Larry G. Wilson. Mr. Wilson has been the President of R.L. Wilson Family Farms, Inc., a farming operation, located in Montgomery, Indiana for over 16 years.

Bruce A. Beesley. Mr. Beesley has been President of the Corporation since its incorporation in 1994. Mr. Beesley was appointed President of the Bank in January 1990 and Chief Executive Officer in September 1990. Mr. Beesley joined the Bank in 1975 as Assistant to the President and was promoted to Senior Vice President in 1982. He has taught several courses at Vincennes University. Mr. Beesley received a Bachelor of Arts degree from Indiana University in 1975 and is also a graduate of the School for Executive Development at the University of Georgia and of the Graduate School of Savings and Loan at Indiana University. Mr. Beesley also holds a Certificate of Achievement from the Institute of Financial Education and is a registered broker with the National Association of Securities Dealers.

C. Darrell Deem. Mr. Deem has practiced dentistry in the Washington, Indiana area since 1983. Mr. Deem initially began practicing dentistry with Carl B. O'Connor D.D.S. Inc. In April 1993, Mr. Deem opened his own office in Washington, Indiana.

Gregory L. Haag. Since 1980, Mr. Haag has been the owner and President of Haag Heating and Air Conditioning, Inc., located in Washington, Indiana.

James E. Scheid. Mr. Scheid is owner of Scheid Farms, a farming operation, located in Washington, Indiana. Since 1970, Mr. Scheid has owned and operated his own farm located in Daviess County, Indiana. He also serves as an outpatient supervisor and counselor for Good Samaritan Hospital in Vincennes, Indiana.

Meetings and Committees of the Boards of Directors

Meetings and Committees of the Corporation. Meetings of the Corporation's Board of Directors are held on an as needed basis, but in no event less than quarterly. For the fiscal year ended September 30, 1998, the Board of Directors met nine times. During fiscal 1998, no incumbent director of the Corporation attended fewer than 75% of the aggregate of the total number of Board meetings and the total number of meetings held by the committees of the Board of Directors on which they served.

The Board of Directors of the Corporation has standing Audit, Compensation and Nominating Committees.

The Corporation's Audit Committee is responsible for the review of the Corporation's annual audit report prepared by the Corporation's independent auditors. The review includes a detailed discussion with the independent auditors and recommendation to the full Board concerning any action to be taken regarding the audit. Directors Hagel, Wilson, Haag and Deem served on this Committee. During fiscal 1998, the Audit Committee did not meet at the Corporation level. The subsidiary Bank's Audit Committee has the identical make-up. The Bank's Audit Committee met six times during fiscal 1998.

The Corporation's Compensation Committee is currently composed of Directors Scheid and Hagel. This Committee is responsible for administering the Corporation's 1995 Stock Option and Incentive Plan (the "Stock Option Plan") and the Recognition and Retention Plan (the "RRP"). This Committee met once during fiscal 1998.

The entire Board of Directors acts as a Nominating Committee for selecting nominees for election as directors of the Corporation. Nominations of persons for election to the Board of Directors may be made only by or at the direction of the Board of Directors or by any shareholder entitled to vote for the election of directors who complies with the notice procedures set forth in the Bylaws of the Corporation. Pursuant to the Corporation's Bylaws, nominations by shareholders must be delivered in writing to the Secretary of the Corporation at least 30 days prior to the date of the annual meeting.

Meetings and Committees of the Bank. The Bank's Board of Directors generally meets monthly and held twelve meetings during the fiscal year ended September 30, 1998. During fiscal 1998, no incumbent director of the Bank attended fewer than 75% of the aggregate of the total number of Board meetings and the total number of meetings held by the committees of the Board of Directors on which he served.

The principal standing committees of the Bank are the Executive and Audit Committees. The Bank also has other committees which meet as needed to review various other functions of the Bank.

The Bank's Executive Committee exercises the powers of the full Board of Directors between Board meetings, except that this committee does not have the authority of the Board to amend the charter or bylaws, adopt a plan of merger, consolidation, dissolution or provide for the disposition of all or substantially all of the property and assets of the Bank. The Executive Committee meets as needed to review loan applications, rates paid on savings and loans and other banking transactions. The Executive Committee consisted of President Beesley and Directors Hagel, Scheid and Haag. The committee requires the agreement of two of the three members to act on any matter. The Executive Committee met twelve times during fiscal 1998.

The Audit Committee meets quarterly to review reports from the bank's independent auditors. The Audit Committee also recommends the selection of the Bank's independent accountants to the Board of Directors and meets with the accountants to discuss the scope and to review the results of the annual audit; however in recent years the whole Board (with the exception of President Beesley) has been involved in this process. The Board members of this committee include Directors Hagel, Deem, Haag and Wilson. This committee met six times during fiscal 1998.

Director Compensation

Directors of the Corporation do not receive compensation for their service on the Corporation's Board of Directors or any committees. During fiscal 1998, however, each member of the Bank's Board of Directors received an annual fee of $2,500 per year. Each non-employee director was paid an additional $100 for each regular and special board meeting of the Bank attended. Non-employee directors of the Bank's Executive Committee received $75 for each committee meeting attended and members of the Bank's Audit Committee received a flat fee of $100 per quarter for their service on this committee. Director Chambers received an additional $400 per year for his service as Secretary to the Board of Directors of the Bank. During fiscal 1998 President Beesley did not collect any fees as he is an employee of the Bank. Directors Emeriti, of which the Bank currently has four, are paid $75 per meeting attended.

Executive Compensation

The following table sets forth information concerning the compensation of the Corporation's Chief Executive Officer. No other officer or employee of the Corporation or the Bank received a salary and bonus in excess of $100,000 during fiscal 1998.

                          SUMMARY COMPENSATION TABLE

                                                               Long Term
                                    Annual Compensation(1)    Compensation
                                                                 Awards
Name and Principal Position  Year   Salary($)(2) Bonus ($)  Restricted                All Other
                                                               Stock      Options   Compensation
                                                               Award ($)   (#)          ($)
Bruce A. Beesley, President,  1998   $60,875    $2,899       ---           ---      $11,792(5)
Chief Executive Officer and   1997    58,500     2,898       ---           ---       11,022
Director                      1996    56,625     2,590      $53,935(3)    8,050(4)   12,359

(1) Mr. Beesley did not receive any additional benefits or perquisites which, in the aggregate, exceeded 10% of his salary and bonus or $50,000.

(2) Includes director fees of $2,500 received by President Beesley during fiscal 1998, 1997 and 1996.

(3) Represents the dollar value, based on the $16.75 closing price per share of the Common Stock on January 22, 1996, the date of grant. The shares of restricted stock vest in five equal annual installments (the first installment having vested on January 22, 1997), provided the individual maintains "Continuous Service" (as defined in the RRP) with the Corporation and/or the Bank. Any dividends paid on Common Stock granted pursuant to the RRP are held in a restricted interest-bearing account until such shares are no longer subject to restriction. Based on the $18.50 closing price per share of the Common Stock on September 30, 1998, the 3,220 shares of Common Stock granted to Mr. Beesley under the RRP had an aggregate market value of $59,570.

(4) On January 22, 1996, Mr. Beesley was granted options to purchase 8,050 shares of Common Stock, at an exercise price of $16.75 per share, the Market Value (as defined in the Stock Option Plan) of the Common
     Stock on the date of the grant. These options are scheduled to vest equally over a five year period with the first installment having vested on January 22, 1997.

(5) Represents the Bank's payment of medical and life insurance premiums of $5,712, as well as the Bank's contributions to its ESOP of $6,080 on behalf of President Beesley.

8

The following table sets forth information concerning the aggregate number and value of stock options held by Mr. Beesley at September 30, 1998. No stock appreciation rights have been granted by the Corporation to date.


AGGREGATE OPTIONS EXERCISED IN LAST FISCAL YEAR AND FY-END OPTION VALUES

                                         Number of Securities      Value of Unexercised
                                         Underlying Unexercised     In-the-Money Options
                   Shares                Options at FY-End (#)          FY-End ($)(1)
                  Acquired
                     On        Value
                  Exercise    Realized
Name               (#)        ($)     Exercisable  Unexercisable Exercisable Unexercisable
Bruce A. Beesley    ---        ---      3,220         4,830        $5,635    $8,453

(1) Represents the aggregate market value of the stock options as of September 30, 1998. The market value per share of the stock options is the difference between the market price per share of the Common Stock ($18.50 per share based upon the average of the closing bid and asked price per share of the Common Stock as reported on the Nasdaq SmallCap Market on September 30, 1998, less the exercise price ($16.75 per share) of the stock options.

Employment Agreement

Mr. Beesley, President of the Corporation and the Bank, has an employment agreement with the Bank. The employment agreement was entered into with Mr. Beesley in connection with the Bank's mutual to stock conversion, and became effective upon completion of the conversion, February 7, 1995. Mr. Beesley's employment agreement is for a term of three years and provides for an annual base salary in an amount not less than his current salary. The agreement provides for an annual extension of one year, in addition to the then-remaining term under the agreement, on each anniversary of the effective date of the agreement (i.e., each February 7), subject to a formal performance evaluation performed by disinterested members of the Bank's Board of Directors. The agreement terminates upon the employee's death, for cause, in certain events specified by OTS regulations, or by Mr. Beesley upon 90 days notice to the Bank. For the year ended September 30, 1998, the disinterested members of Bank's Board of Directors authorized the extension of President Beesley's employment agreement for an additional year.

The employment agreement provides for payment to the employee of the greater of his salary for the remainder of the term of the agreement, or 299% of the employee's base compensation in the event there is a "change in control" of the Bank where employment terminates involuntarily in connection with such change in control or within twelve months thereafter. This termination payment is subject to reduction by the amount of all other compensation to the employee deemed for purposes of the Internal Revenue Code of 1986, as amended (the
Code) to be contingent on a change in control, and may not exceed three times the employee's average annual compensation over the most recent five year period or be non-deductible by the Bank for federal income tax purposes. For the purposes of the employment agreement, a change in control is defined as any event which would require the filing of an application for acquisition of control or notice of change in control pursuant to 12 C.F.R. Section 574.3 or
4. Such events are generally triggered prior to the acquisition of control of 10% of the Corporation's common stock. The agreement guarantees participation in an equitable manner in employee benefits applicable to executive personnel.

Based on his current salary, if Mr. Beesley had been terminated as of September 30, 1998, under circumstances entitling him to severance pay as described above, he would have been entitled to receive a lump sum cash payment of approximately $203,000.

Certain Transactions

The Corporation has followed a policy of granting consumer loans and loans secured by the borrower's personal residence to officers, directors and employees. All loans to executive officers and directors were made in the ordinary course of business and on the same terms and conditions as those of comparable transactions prevailing at the time, in accordance with the Corporation's underwriting guidelines, and do not involve more than the normal risk of collectibility or present other unfavorable features.

Director Chambers is with the law firm of Waller, Leonard, Chambers & Hanson which from time to time provides legal services to the Bank. The dollar amount of fees paid by the Bank to Waller, Leonard, Chambers & Hanson was less than five percent of such law firm's gross revenues during fiscal 1998.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Corporation's directors and executive officers, and persons who own more than 10% of a registered class of the Corporation's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Corporation. Officers, directors and greater than 10% shareholders are required by SEC regulation to furnish the Corporation with copies of all Section 16(a) forms they file.

To the Corporation's knowledge, based solely on a review of the copies of such reports furnished to the Corporation and written representations that no other reports were required, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10 percent beneficial owners were complied with during the fiscal year ended September 30, 1998.

	PROPOSAL II - RATIFICATION OF THE APPOINTMENT OF INDEPENDENT
AUDITORS

The Board of Directors has again selected Kemper CPA Group LLC to be the Corporation's independent auditor for the fiscal year ending September 30, 1999, subject to the ratification by the Corporation's shareholders. A representative of Kemper CPA Group LLC is expected to attend the Meeting to respond to appropriate questions and will have an opportunity to make a statement.


THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE
FOR THE RATIFICATION OF THE APPOINTMENT OF KEMPER CPA GROUP LLC
AS THE CORPORATION'S AUDITORS FOR THE FISCAL YEAR ENDING
SEPTEMBER 30, 1999.
10

	              SHAREHOLDER PROPOSALS

In order to be eligible for inclusion in the Corporation's proxy materials for next year's Annual Meeting of Shareholders, any shareholder proposal to take action at such meeting must be received at the Corporation's executive office, 200 East Van Trees Street, Washington, Indiana 47501, no later than September 4, 1999. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended. If a proposal does not meet the above requirements for inclusion in the Corporation's proxy materials, but otherwise meets the Corporation's eligibility requirements to be presented at the next Annual Meeting of Stockholders, the persons named in the enclosed form of proxy and acting thereon will have the discretion to vote on any such proposal in accordance with their best judgement if the proposal is received at the Corporation's main office later than December 20, 1999.

	OTHER MATTERS

The Board of Directors is not aware of any business to come before the Meeting other than the matters described above in this Proxy Statement. However, if any other matters should properly come before the Meeting, it is intended that holders of the proxies will act in accordance with their best judgment.



11


REVOCABLE PROXY

                          HOME BUILDING BANCORP, INC.
                        ANNUAL MEETING OF SHAREHOLDERS

                                January 18, 1999

The undersigned hereby appoints the members of the Board of Directors of Home Building Bancorp, Inc. (the "Corporation"), and its survivors, with full power of substitution, to act as attorneys and proxies for the undersigned to vote all shares of common stock of the Corporation which the undersigned is entitled to vote at the Annual Meeting of Shareholders (the "Meeting"), to be held on Monday, January 18, 1999 at the main office of the Corporation, located at 200 East Van Trees Street, Washington, Indiana at 10:30 A.M. local time, and at any and all adjournments thereof, as follows:



                                             FOR           WITHHOLD     FOR ALL
                                                                         EXCEPT


I. The election of Blake L. Chambers
   and Larry G. Wilson as directors
   for terms to expire in the year 2002.

   Instructions: To vote for all nominees mark the box FOR with an X. To withhold your vote for all nominees mark the box WITHHOLD with and X. To withhold your vote for an individual nominee mark the box FOR ALL EXCEPT with an X and write the name of the nominee on the line provided below for whom you wish to withhold your vote.


                                              FOR          AGAINST      ABSTAIN

II   The ratification of the appointment
     of Kemper CPA Group LLC as
     independent auditors for the
     Corporation for the fiscal year
     ending September 30, 1999.

In their discretion, the proxies are authorized to vote on any other business that may properly come before the Meeting or any adjournment thereof.

	The Board of Directors recommends a vote FOR the listed proposals.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSALS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE
VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO
BE PRESENTED AT THE MEETING.

	THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

This proxy may be revoked at any time before it is voted by delivering to the Secretary of the Corporation, on or before the taking of the vote at the Meeting, a written notice of revocation bearing a later date than the proxy or a later dated proxy relating to the same shares of Corporation common stock, or by attending the Meeting and voting in person. Attendance at the Meeting will not in itself constitute the revocation of a proxy. Any written notice revoking this proxy should be delivered to Debra K. Shields, Secretary of the Corporation, at 200 East Van Trees Street, Washington, Indiana 47501. If this proxy is properly revoked as described above, then the power of such attorneys and proxies shall be deemed terminated and of no further force and effect.

The undersigned shareholder acknowledges receipt from the Corporation, prior to the execution of this Proxy, of the Notice of the Annual Meeting, a Proxy Statement dated December 15, 1998 and the Corporation's Annual Report to Shareholders for the fiscal year ended September 30, 1998.



                 Dated:  ________________________



                        _________________________    ________________________
                        PRINT NAME OF SHAREHOLDER    PRINT NAME OF SHAREHOLDER


                        _________________________   _________________________
                         SIGNATURE OF SHAREHOLDER    SIGNATURE OF SHAREHOLDER

                        Please sign exactly as your name appears above on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

                         _____________________________________________________

                             PLEASE PROMPTLY COMPLETE, DATE, SIGN AND MAIL THIS PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE
                         _____________________________________________________